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                                                                   EXHIBIT 10.61


                          CATALYST SEMICONDUCTOR, INC.




                         COMMON STOCK PURCHASE AGREEMENT

                                     BETWEEN

                          CATALYST SEMICONDUCTOR, INC.

                                       AND

                                    ELEX N.V.





                                  MAY 26, 1998


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                                               TABLE OF CONTENTS

                                                                                                        PAGE
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
1. Purchase and Sale of Common Stock ....................................................................1
         1.1 Sale and Issuance of Common Stock...........................................................1
         1.2 Closing; Delivery...........................................................................1

2. Representations and Warranties of the Company.........................................................1
         2.1 Organization, Good Standing and Qualification...............................................1
         2.2 Capitalization..............................................................................1
         2.3 Authorization...............................................................................2
         2.4 Valid Issuance of Securities................................................................2
         2.5 Governmental Consents.......................................................................2
         2.6 Litigation..................................................................................3
         2.7 Corporate Documents.........................................................................3

3. Representations and Warranties of Purchaser...........................................................3
         3.1 Authorization; Share Ownership..............................................................3
         3.2 Purchase Entirely for Own Account...........................................................3
         3.3 Disclosure of Information...................................................................3
         3.4 Restricted Securities.......................................................................4
         3.5 No Public Market............................................................................4
         3.6 Legends.....................................................................................4
         3.7 Accredited Investor; Sophistication.........................................................5
         3.8 Foreign Investors...........................................................................5

4. Conditions of Purchaser's Obligations at Closing......................................................5
         4.1 Representations and Warranties..............................................................5
         4.2 Performance.................................................................................5
         4.3 Compliance Certificate......................................................................5
         4.4 Qualifications..............................................................................5
         4.5 Amendment to Rights Agreement...............................................................5

5. Conditions of the Company's Obligations at Closing....................................................6
         5.1 Representations and Warranties..............................................................6
         5.2 Performance.................................................................................6
         5.3 Qualifications..............................................................................6
         5.4 Standstill Agreement........................................................................6
         5.5 Nondisclosure Agreement.....................................................................6
         5.6 Amendment to Rights Agreement...............................................................6

6. Repurchase Right......................................................................................6
         6.1 Repurchase Right............................................................................6
         6.2 Successors..................................................................................7


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

7. Discussions Concerning Future Investments.............................................................7

8. Miscellaneous.........................................................................................7
         8.1 Survival of Warranties......................................................................7
         8.2 Transfer; Successors and Assigns............................................................7
         8.3 Governing Law...............................................................................7
         8.4 Counterparts................................................................................7
         8.5 Titles and Subtitles........................................................................7
         8.6 Notices.....................................................................................7
         8.7 Finder's Fee................................................................................8
         8.8 Attorney's Fees.............................................................................8
         8.9 Amendments and Waivers......................................................................8
         8.10 Severability...............................................................................9
         8.11 Delays or Omissions........................................................................9
         8.12 Entire Agreement...........................................................................9
         8.13 Corporate Securities Law...................................................................9


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                          CATALYST SEMICONDUCTOR, INC.

                         COMMON STOCK PURCHASE AGREEMENT

         This COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of the 26th day of May, 1998 by and between CATALYST SEMICONDUCTOR, INC., a corporation organized and existing under the laws of the State of Delaware (the
"COMPANY"), and ELEX N.V., a corporation organized and existing under the laws of the Country of Belgium ("PURCHASER").

         The parties hereby agree as follows:

         1.       PURCHASE AND SALE OF COMMON STOCK.

                  1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to Purchaser at the Closing an aggregate of 1,500,000 shares of Common Stock at a purchase price of US$1.00 per share. The shares of Common Stock issued to Purchaser pursuant to this Agreement shall be hereinafter referred to as the "STOCK."

                  1.2 CLOSING; DELIVERY.

                           (a) The purchase and sale of the Stock shall take
place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park,
California, at 10:00 a.m., on May __, 1998, or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING" and the date on which the Closing occurs shall be the "CLOSING DATE").

                           (b) At the Closing, the Company shall deliver to
Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check payable to the Company or by wire transfer to the Company's bank account.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit A, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

                           (a) 2,000,000 shares of Preferred Stock, none of
which is issued and outstanding.

                           (b) 25,000,000 shares of Common Stock, 8,445,443
shares of which are issued and outstanding as of March 1, 1998. All of the outstanding shares of Common Stock have been duly authorized, validly issued, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                           (c) Except for outstanding options, shares, rights or
other securities issued or granted pursuant to the Company's Stock Option Plan, the Company's 1993 Directors Stock Option Plan, the Company's Employee Stock Purchase Plan, the Company's Preferred Shares Rights Agreement dated as of December 3, 1996 between the Company and First National Bank of Boston, as Rights Agent (the "RIGHTS AGREEMENT"), and certain shares that the Company may be required to issue to Trio-Tech in order to satisfy certain obligations to such company, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

                  2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Standstill Agreement in the form attached hereto as Exhibit B (the "STANDSTILL AGREEMENT") and the Nondisclosure Agreement in the form attached hereto as Exhibit C (the "NONDISCLOSURE AGREEMENT" and together with this Agreement and the Standstill Agreement, the "AGREEMENTS"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  2.4 VALID ISSUANCE OF SECURITIES. The Stock that is being issued to Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and the Standstill Agreement and applicable state and federal securities laws. Based in part upon the representations of Purchaser in this Agreement and subject to the provisions of Section 2.5 below, the Stock will be issued in compliance with all applicable federal and state securities laws.

                  2.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to

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Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation
D of the Securities Act of 1933, as amended (the "SECURITIES ACT") and filings required to be made with the National Association of Securities Dealers, Inc.
and The Nasdaq National Market.

                  2.6 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  2.7 CORPORATE DOCUMENTS. The Restated Certificate of Incorporation and Bylaws of the Company are in the form provided to Purchaser.

         3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company that:

                  3.1 AUTHORIZATION; SHARE OWNERSHIP. Purchaser has full power and authority to enter into the Agreements. The Agreements, when executed and delivered by Purchaser, will constitute valid and legally binding obligations of Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies. Purchaser does not, and immediately prior to the Closing will not, beneficially own any outstanding shares of Common Stock of the Company

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement, Purchaser hereby confirms, that the Stock to be acquired by Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. Purchaser has not been formed for the specific purpose of acquiring the Stock.

                  3.3 DISCLOSURE OF INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's current and past Chief Executive Officers and other management and has had an opportunity to review the Company's facilities, public filings and all other materials requested by Purchaser and believed by Purchaser to be material to its investment decision. Purchaser understands that such discussions, as well as any other written information delivered by the Company to Purchaser, were intended to describe the aspects of the Company's business which it believes to be material. Purchaser has had the ability and opportunity to discuss such matters with legal and other advisors of its choosing.

                  3.4 RESTRICTED SECURITIES. Purchaser understands that the Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. Purchaser understands that the Stock constitutes "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  3.5 NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

                  3.6 LEGENDS. Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

                           (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                           (b) "THE SALE, PLEDGE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN COMMON STOCK PURCHASE AGREEMENT, AS AMENDED, BY AND BETWEEN THE SHAREHOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                           (c) Any legend set forth in the other Standstill Agreement.

                           (d) Any legend required by the Blue Sky laws of any
state or country to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.7 ACCREDITED INVESTOR; SOPHISTICATION. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Purchaser has extensive experience with companies in the industry conducted by the Company and is an experienced and sophisticated investor with extensive experience investing in transactions similar to the transactions contemplated by this Agreement.

                  3.8 FOREIGN INVESTORS. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of Purchaser's jurisdiction.

         4. CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to Purchaser at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

                  4.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state (including the National Association of Securities Dealers, Inc. or the National Market) that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                  4.5 AMENDMENT TO RIGHTS AGREEMENT. The Company shall have amended its Rights Agreement, so that Purchaser will not be an "Acquiring Person" solely by virtue of the transactions contemplated by this Agreement.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state (including the National Association of Securities Dealers, Inc. or the National Market) that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                  5.4 STANDSTILL AGREEMENT. The Company and Purchaser shall have executed and delivered the Standstill Agreement.

                  5.5 NONDISCLOSURE AGREEMENT . The Company and Purchaser shall have entered into the Nondisclosure Agreement.

                  5.6 AMENDMENT TO RIGHTS AGREEMENT. The Company shall have amended its Rights Agreement so that Purchaser will not be an "Acquiring Person" solely by virtue of the transactions contemplated by this Agreement.

         6. REPURCHASE RIGHT.

                  6.1 REPURCHASE RIGHT. Upon not less than fifteen (15) days advance written notice (the "REPURCHASE NOTICE") delivered at any time or from time to time prior to the one (1) year anniversary of the Closing Date, the Company shall hereby have the assignable right to repurchase all or any portion of the Stock. The repurchase price to be paid in exchange for the repurchase of the Stock (the "REPURCHASE PRICE") shall be as follows: (a) if the Repurchase Notice is delivered not later than the 3 month anniversary of the Closing Date, the Repurchase Price shall be $1.25 per share; (b) if the Repurchase Notice is delivered after the 3 month anniversary of the Closing Date but not later than the 6 month anniversary of the Closing Date, the Repurchase Price shall be $1.50 per share; (c) if the Repurchase Notice is delivered after the 6 month anniversary of the Closing Date but not later than the 9 month anniversary of the Closing Date, the Repurchase Price shall be $1.75 per share; and (d) if the Repurchase Notice is delivered after the 9 month anniversary of the Closing Date but not later than the 12 month anniversary of the Closing Date, the Repurchase Price shall be $2.00 per share. Notwithstanding the foregoing the Repurchase Price shall in no event exceed the average of the closing bid price for the Common Stock for the ten (10) trading days preceding the date of the Repurchase Notice.

The Repurchase Notice shall state that the demand for repurchase is based on this Section of this Agreement and shall specify the date of delivery of the Repurchase Notice, the number of shares to be repurchased, and the price to be paid therefor.

                  6.2 SUCCESSORS. This Agreement shall be binding on any assignees or transferees of Purchaser and Purchaser shall not sell, assign, pledge or transfer the Stock unless such assignee or transferee executes an agreement agreeing to be bound by the terms of this Agreement.

         7. DISCUSSIONS CONCERNING FUTURE INVESTMENTS. In the event the Company is going to file a voluntary petition in bankruptcy or an assignment for the benefit of creditors, the Company shall notify Purchaser, shall discuss its plans with Purchaser and shall discuss with Purchaser the possibility of Purchaser investing additional equity in the Company. Such discussions will also encompass the necessity to amend the Rights Agreement.

         8. MISCELLANEOUS.

                  8.1 WARRANTIES. Unless otherwise set forth in this Agreement, the representations, warranties and covenants of the Company and Purchaser contained in or made pursuant to this Agreement shall not survive the Closing.

                  8.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.3 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, and shall be binding upon the parties hereto in the United States and worldwide. The federal and state courts within County of Santa Clara in the State of California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement.

                  8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S.

mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below:

                  (a)      If to Purchaser, to:

                           Elex N.V.
                           Transportstraat 1
                           B 3980
                           Tessenderlo, Belgium
                           Attention: Chairman of the Board
                           Phone: 011+32 57 22 61 31
                           Fax:   011+32 13 67 21 34

                  (b)      If to Catalyst, to:

                           Catalyst Semiconductor, Inc.
                           1250 Borregas Avenue
                           Sunnyvale, CA  94089

                           Attention: President and Chief Executive Officer
                           Phone: (408) 542-1060
                           Fax:   (408) 542-1406

                  8.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  8.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Stock. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon Purchaser and each transferee of the Stock, each future holder of all such securities, and the Company.

                  8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  8.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  8.12 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                  8.13 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.


                  [Remainder of Page Intentionally Left Blank]

         The parties have executed this Common Stock Purchase Agreement as of the date first written above.

COMPANY:
                                   CATALYST SEMICONDUCTOR, INC.


                                   By:  /s/  Radu Vanco
                                        ---------------------------------------
                                        Radu Vanco
                                        President and Chief Executive Officer


PURCHASER:
                                   ELEX N.V.


                                   By:   /s/ Roland Duchatelet
                                         --------------------------------------
                                         Roland Duchatelet
                                         Chairman of the Board


                      SIGNATURE PAGE TO PURCHASE AGREEMENT

                                    EXHIBITS



         Exhibit A -  Schedule of Exceptions to Representations and Warranties

         Exhibit B -  Form of Standstill Agreement

         Exhibit C -  Form of Nondisclosure Agreement

                                    EXHIBIT A



            SCHEDULE OF EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


         This Schedule of Exceptions is made and given pursuant to Section 2 of the Common Stock Purchase Agreement dated as of May __, 1998 (the "AGREEMENT") between Catalyst Semiconductor, Inc., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), and Elex N.V., a corporation organized and existing under the laws of the Country of Belgium ("PURCHASER"). Unless the context otherwise requires, all capitalized terms used herein shall have the same meanings as set forth in the Agreement. All disclosures and exceptions contained herein are intended to modify all of the Company's representations and warranties contained in the Agreement, and the section headings used below are for convenience only.


         None.

                                    EXHIBIT B



                          FORM OF STANDSTILL AGREEMENT

                              STANDSTILL AGREEMENT

         This STANDSTILL AGREEMENT is made as of May 26, 1998 by and between CATALYST SEMICONDUCTOR, INC., a corporation organized and existing under the laws of the State of Delaware (the "CATALYST"), and ELEX N.V., a corporation organized and existing under the laws of the Country of Belgium ("PURCHASER").

                                 R E C I T A L S

         In connection with negotiations relating to the proposed issuance by Catalyst and purchase by Purchaser of shares of Catalyst's Common Stock, Purchaser desires to make certain covenants to Catalyst so as to provide limits on Purchaser's ownership of and voting of its capital stock of Catalyst.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, the parties agree as follows:

                                A G R E E M E N T

         1. Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1:

         "AFFILIATE" of any Person shall mean: (i) any entity which owns fifty percent (50%) or more of such Person's Outstanding Voting Stock or which has the power to appoint or elect a majority of the Board of Directors of such Person;
(ii) any entity in which such Person owns fifty percent (50%) or more of such entity's Outstanding Voting Stock or for which such Person has the power to appoint or elect a majority of the Board of Directors of such entity; (iii) any entity having a common stockholder with such Person wherein such stockholder owns fifty percent (50%) or more of such entity's Outstanding Voting Stock and has the power to appoint a majority of the Board of Directors of such Person;
(iv) any entity having a common stockholder with such Person wherein such stockholder owns fifty percent (50%) or more of such Person's Outstanding Voting Stock and has the power to appoint a majority of the Board of Directors of such entity; or (v) any entity having a common stockholder with such Person wherein such stockholder has the power to appoint a majority of the Board of Directors of such Person and such entity.

         "OUTSTANDING VOTING STOCK" of Catalyst, or another entity as the context requires, shall mean the Common Stock of Catalyst (or such other entity) and any other securities convertible into Common Stock of Catalyst (or such other entity) having the power to vote in the election of directors of Catalyst (or such other entity) then outstanding, other than securities having such power only upon the happening of a contingency which has not yet occurred.

         "PERSON" shall mean any individual, partnership, joint venture, corporation, trust or unincorporated organization, or any business entity or governmental authority, in any case whether acting in an individual, fiduciary or other capacity.

         "VOTING POWER" shall mean the number of votes entitled to then be cast by the Outstanding Voting Stock of Catalyst at any election of directors of Catalyst, provided that, for the purpose of determining Voting Power, each share of Preferred Stock of Catalyst, if any (the "PREFERRED STOCK"), shall be deemed to be entitled to the number of votes equal to the number of shares of Common Stock of Catalyst (the "COMMON STOCK") into which such share of Preferred Stock could then be converted.

         "VOTING STOCK" shall mean the Common Stock outstanding, assuming the exercise or conversion of all outstanding securities convertible into or exercisable or exchangeable for Common Stock and further assuming the issuance of all shares of Common Stock reserved for issuance pursuant to stock options whether or not yet granted, and any other securities issued by Catalyst having the power to vote in the election of directors of Catalyst, other than securities having such power only upon the happening of a contingency which has not yet occurred.

         2. Covenants of Purchaser.

                  2.1. Standstill Provisions. Purchaser shall not (and shall not permit any Affiliate to), directly or indirectly,

                           (a) acquire from other holders of Voting Stock or
other securities convertible into or exchangeable or exercisable for Voting Stock, beneficial ownership of any Voting Stock, any securities convertible into or exchangeable for Voting Stock, or any other right to acquire Voting Stock (except, in any case, by way of stock dividends, stock splits or other distributions made to holders of any Voting Stock generally), or authorize or make a tender, exchange or other offer which would result in such an acquisition, without the prior written consent of Catalyst approved by the Board of Directors of Catalyst, if the effect of such acquisition would be to increase the Voting Power of all Voting Stock then beneficially owned by Purchaser (and its Affiliates), or which Purchaser (and its Affiliates) collectively have a right to acquire, to more than 1,500,000 shares (as appropriately adjusted for stock dividends, stock splits, recapitalizations, reclassifications and the like);

                           (b) deposit any shares of Voting Stock in a voting
trust or subject any Voting Stock to any arrangement or agreement with respect to the voting of such Voting Stock;

                           (c) otherwise act to seek to control the management,
Board of Directors, or policies of Catalyst (or any of its Affiliates), or, except as required by law, make public statements with respect thereto;

                           (d) solicit, or induce others to solicit, "proxies"
to vote with respect to any securities issued by Catalyst or any of its Affiliates, or become a "participant" or induce others to become a "participant" in any solicitation of "proxies" to vote (as such terms are used in Regulation 14A under the Securities Exchange Act of 1934) securities issued by Catalyst (or any of its Affiliates) or seek to advise or influence any Person with respect to the voting of securities issued by Catalyst (or its Affiliates); or

                           (e) otherwise act in any manner, whether by forming,
joining or participating with any Person or group, or aiding, advising, encouraging or assisting any other Person or group, whether for the purpose of acquiring, holding, voting or disposing of Voting Stock or accomplishing any of the foregoing (a) through (d) above,, including inviting, encouraging, soliciting or providing information to assist the submission of any proposal for the acquisition, by purchase or otherwise, from Catalyst (or any of its Affiliates) or any other Person of securities issued by Catalyst (or any of its Affiliates) or assets of Catalyst (or any of its Affiliates) or any proposal with respect to any form of restructuring, recapitalization or similar transaction of Catalyst (or any of its Affiliates).

                  2.2. Notice of Purchases. Purchaser shall notify Catalyst in writing as to Purchaser's (or any Affiliate's) acquisition of additional shares of Voting Stock, or rights thereto within a reasonable time period not to exceed ten (10) days after such acquisition.

                  2.3 Transferees. Purchaser shall not sell, assign or transfer in excess of one hundred thousand (100,000) Common Shares to any other party (or any Affiliate of such party) in a transaction or a series of related transactions without such other party which purchases such shares having agreed to and having become a party to this Agreement with the Company.

         3. Voting of Stock. Purchaser (a) will execute all "proxies" solicited by management or the Board of Directors of Catalyst or (b) will vote all Voting Stock "FOR" all proposals submitted by Management or the Board of Directors of Catalyst, for approval or a vote by the shareholders of Catalyst, including all nominations for the Board of Directors of Catalyst.

         4. Prohibited Transfer. Any purchase which causes Purchaser to be in violation of the terms of Section 2 above ("PROHIBITED TRANSFER") shall not be effected by Catalyst and shall be voidable at the option of Catalyst by their giving written notice to the transferor, his transferee and Purchaser. Each certificate representing Common Shares held by Purchaser shall be endorsed by the Company with a legend reading as follows:

         "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A STANDSTILL AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER HEREOF (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND NO TRANSFER OF THE SHARES EVIDENCED HEREBY SHALL BE EFFECTIVE EXCEPT IN COMPLIANCE WITH THE TERMS THEREOF."

         5. Miscellaneous.

                  5.1. Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, and shall be binding upon the parties hereto in the United States and worldwide. The federal and state courts within County of Santa Clara in the State of California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement.

                  5.2. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successor and assigns of the parties hereto.

                  5.3. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against who enforcement of any such amendment, change, waiver, discharge or termination is sought. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities and Catalyst.

                  5.4. Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, express delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed, to the party to be notified, at the respective addresses set forth below, or at such other address which may hereinafter be designated in writing:

                           (a)  If to Purchaser, to:

                                Elex N.V.
                                Transportstraat 1
                                B 3980
                                Tessenderlo, Belgium
                                Belgium
                                Attention: Chairman of the Board
                                Phone: 011+32 57 22 61 31
                                Fax:   011+32 13 67 21 34

                           (b)  If to Catalyst, to:

                                Catalyst Semiconductor, Inc.
                                1250 Borregas Avenue
                                Sunnyvale, CA  94089
                                Attention: President and Chief Executive Officer
                                Phone: (408) 542-1060
                                Fax:   (408) 542-1406


                  5.5. Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  5.6. Titles and Subtitles. The titles of the Articles and Sections of this Agreement are for convenience of reference only and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions.

                  5.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  5.8. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

                  5.9. Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing or detrimentally relied upon and proved by clear and convincing evidence (other than alleged reliance) and shall be effective only to the extent specifically set forth in such writing or proved.

                  5.10. Payment of Fees and Expenses. Each party shall be responsible for paying its own fees, costs and expenses in connection with this Agreement and the transactions herein contemplated.

                  5.11. Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.

                  5.12. Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

                  5.13. Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Standstill Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                            CATALYST SEMICONDUCTOR, INC.


                            By:   /s/  Radu Vanco
                                  ----------------------------------------------
                                  Radu Vanco
                                  President and Chief Executive Officer

                            ELEX N.V.


                            By:   /s/ Roland Duchatelet
                                  ----------------------------------------------
                                  Roland Duchatelet
                                  Chairman of the Board


                   [SIGNATURE PAGE TO STANDSTILL AGREEMENT]

                                    EXHIBIT C



                         FORM OF NONDISCLOSURE AGREEMENT

                          CATALYST SEMICONDUCTOR, INC.

                             NONDISCLOSURE AGREEMENT


         This AGREEMENT is made as of May 26, 1998 between CATALYST SEMICONDUCTOR, INC., a corporation organized and existing under the laws of the State of Delaware ("CATALYST"), and ELEX N.V., a corporation organized and existing under the laws of the Country of Belgium ("RECIPIENT").

         1. Purpose. Catalyst and Recipient wish to explore a possible business relationship regarding an investment in Catalyst by Recipient (the "RELATIONSHIP") in connection with which Catalyst may disclose its Confidential Information to Recipient.

         2. Definition of Confidential Information. "CONFIDENTIAL INFORMATION" means any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances of the disclosing party, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, is confirmed promptly in writing as having been disclosed as confidential or proprietary. Confidential Information does not include information, technical data or know-how which (i) is in the possession of the receiving party at the time of disclosure as shown by the receiving party's files and records immediately prior to the time of disclosure, or (ii) prior to or after the time of disclosure becomes part of the public knowledge or literature other than as a result of any improper inaction or action of the receiving party, (iii) is approved by the disclosing party, in writing, for release, or (iv) is required to be disclosed by applicable law or proper legal, governmental or other competent authority (provided that Catalyst shall be notified sufficiently in advance of such requirement so that it may seek a protective order (or equivalent) with respect to such disclosure, which Recipient shall fully comply with).

         3. Nondisclosure of Confidential Information. Recipient agrees not to use any Confidential Information disclosed to it by Catalyst for Recipient's own use or for any purpose except to carry out discussions concerning, and the undertaking of, the Relationship. Recipient will not disclose any Confidential Information of Catalyst to third parties or employees of Recipient, except employees who are required to have the information in order to carry out the discussions regarding the Relationship. Recipient agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of Catalyst in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information. Such measures shall include, but not be limited to, the highest degree of care that the Recipient utilizes to protect its own Confidential Information of a similar nature. Recipient has had or will have employees to whom Confidential Information of Catalyst is disclosed or who have access to Catalyst's Confidential Information sign a nondisclosure agreement in content substantially similar to this Agreement and, at the request of Catalyst, will promptly notify Catalyst in writing of the names of the persons who have signed such agreements. Recipient agrees to notify Catalyst in writing of any misuse or misappropriation of Confidential Information of Catalyst which may come to the Recipient's attention.

         4. Return of Materials. Any materials or documents which have been furnished by Catalyst to the Recipient in connection with the Relationship will be promptly returned by the Recipient, accompanied by all copies of such documentation, within ten (10) days after (i) the Relationship has been terminated or (ii) the written request of Catalyst.

         5. No Rights Granted. Nothing in this Agreement is intended to grant any rights under any patent or copyright of either party, nor shall this Agreement grant Recipient any rights in or to Catalyst's Confidential Information, except the limited right to review such Confidential Information in connection with the proposed Relationship between the parties.

         6. Term. The foregoing commitments of each party shall survive any termination of the Relationship between the parties, and shall continue for a period terminating on the later to occur of the date (i) five (5) years following the date of this Agreement or (ii) three (3) years from the date on which Confidential Information is last disclosed under this Agreement.

         7. Miscellaneous. This Agreement shall be binding upon and for the benefit of the undersigned parties, their successors and assigns, provided that Catalyst's Confidential Information may not be assigned without Catalyst's prior written consent. Failure to enforce any provision of this Agreement by a party shall not constitute a waiver of any term hereof by such party.

         8. Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, and shall be binding upon the parties hereto in the United States and worldwide. The federal and state courts within County of Santa Clara in the State of California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement.

         9. Remedies. Each party agrees that its obligations provided herein are necessary and reasonable in order to protect Catalyst and its business, and each party expressly agrees that monetary damages would be inadequate to compensate Catalyst for any breach by Recipient of its covenants and agreements set forth herein. Accordingly, each party agrees and acknowledges that any such violation or threatened violation will cause irreparable injury to Catalyst and that, in addition to any other remedies that may be available, in law, in equity or otherwise, Catalyst shall be entitled to obtain injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by Recipient, without the necessity of proving actual damages.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, this Nondisclosure Agreement is executed as of the date first above written.


CATALYST SEMICONDUCTOR, INC.                         ELEX N.V.


By:  /s/ RADU VANCO                                           By: /s/ ROLAND DUCHATELET
----------------------------------------------                -------------------------
         Radu Vanco                                           Roland Duchatelet
         President and Chief Executive Officer                Chairman of the Board

Address:                                             Address:
         1250 Borregas Avenue                                 Transportstraat 1
         Sunnyvale, CA  94089                                 B 3980
                                                              Tessenderlo, Belgium

Attn:    President and Chief Executive Officer       Attn:    Chairman of the Board
Phone:   408/542-1060                                         Phone:   011+32 57 22 61 31
Fax:     408/542-1406                                         Fax:     011+32 13 67 21 34



                                      -1-